SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06. Material Impairments

On December 30, 2010, authorized officers of FTI Consulting, Inc. (“FTI”), after consultation with FTI’s board of directors, determined that FTI will convert substantially all of its acquired businesses to the FTI Consulting brand. These actions are intended to support FTI’s corporate positioning and ability to provide comprehensive solutions to clients throughout the world. FTI estimates that these actions will result in a non-cash charge of approximately $25 million, or $0.36 per diluted share, which will be recorded in the fourth quarter of 2010 to reflect the retirement and associated write off of certain acquired firms’ trade names. Although the impairment charge is expected to consist entirely of non-cash items, FTI expects that in implementing the “one brand” strategy in 2011, it will incur incremental cash marketing expenditures, although these are not expected to be material to FTI’s financial results for the year ending December 31, 2011. FTI expects its brand consolidation to be completed by November 2011.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities law, including statements about an expected impairment charge resulting from, and expected benefits and costs of implementing, FTI’s “one brand” strategy. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond FTI’s control. Such risks and uncertainties include, but are not limited to, accounting interpretations and analysis regarding the expected charge, whether FTI will realize the expected financial and operational benefits from the “one brand” strategy, the additional costs (including incremental marketing expenses) that may be incurred in implementing this strategy and other factors listed in FTI's filings with the Securities and Exchange Commission. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

ITEM 7.01. Regulation FD Disclosure

On January 4, 2011, FTI issued a press release (the “Press Release”) announcing its branding strategy, as discussed in Item 2.06 above. A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The Press Release, furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated January 4, 2011, of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: January 6, 2011	By:	/S/ ERIC B. MILLER
Eric B. Miller Executive Vice President and General Counsel

Exhibits

99.1	Press Release dated January 4, 2011, of FTI Consulting, Inc.